UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report

(Date of earliest event reported): March 25, 2022

REMSLEEP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53450	47-5386867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

637 N. Orange Ave, Suite 609, Orlando, FL	32789
(Address of principal executive offices)	(Zip Code)

(912) 590-2001

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

RemSleep Holdings, Inc. is referred to herein as the “Company”, “we”, “us” or “our”.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On March 25, 2022, we received the attached correspondence from Joe Nieusma, Ph.D, Senior Toxicologist for Superior Toxicology & Wellness (“Superior”) addressing the results of an analysis of the previous cytotoxicity tests on the medical device DeltaWave cannula MD, Angled Adapter and Flexible Hose. Dr. Nieusma concluded that two previous tests conducted by a third-party laboratory were flawed in the calculations contained in the testing protocol resulting in the failure of the cytotoxicity tests. Changes to the protocol did not result in a successful second test. Accordingly, a different laboratory has been contacted by the Company and Superior to review the original tests. It is the conclusion of the latest third-party laboratory that the original testing procedures were significantly erroneous, leading to the failure of the tests. The Company has requested that the new third party laboratory conduct additional tests| with proper testing protocols. A copy of the letter from Dr. Nieusma and Superior is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Letter from Superior Toxicology & Wellness 03-25-2022

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMSLEEP HOLDINGS, INC.

Date: March 31, 2022	By:	/s/ Tom Wood
	Name: Title:	Tom Wood Chief Executive Officer

Forward-looking Statements. This press release may contain forward-looking statements regarding the Company. All statements, other than statements of historical fact included herein, are "forward-looking statements" including statements regarding the Company’s future prospects and risks in investing in Company’s common stock. These statements are based upon the Company's current expectations and speak only as of the date hereof. Financial performance in one period does not necessarily mean continued or better performance in the future. The Company's actual results in any endeavor may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, which factors or uncertainties may be beyond our ability to foresee or control. Other risk factors include the status of the Company's common stock as a "penny stock" and those risk factors stated in reports filed with the U.S. Securities and Exchange Commission or “SEC” on its EDGAR website (URL: www.sec.gov).